EXHIBIT 32
                  Certification Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of BonsuAmerica Worldwide Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Along Mobile Technologies, Inc. and will be retained by BonusAmerica Worldwide Corporaiton and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2006


/s/ Michael Mak
-----------------------
Michael Mak
President and
Chief Executive Officer


/s/ Michael Mak
----------------------
Michael Mak
Chief Financial Officer

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